A&Q ALTERNATIVE FIXED-INCOME STRATEGIES FUND LLC
PROSPECTUS SUPPLEMENT
DATED SEPTEMBER 22, 2016

The information set forth below supplements and supersedes any contrary information contained in the Fund's Prospectus dated August 1, 2016.  Prospective investors are urged to read carefully the Fund's Prospectus and Amended and Restated Limited Liability Company Agreement, as further amended and restated from time to time, which are provided together with (or have preceded) this Supplement.  Capitalized terms not otherwise defined herein shall have the same meaning as provided in the Prospectus.  If the prospective investor wishes to invest in the Fund, the investor must complete, execute and return the Fund's Investor Certificate, which is provided together with (or has preceded) this Supplement.
The Fund is authorized to borrow money temporarily for investment purposes and in connection with repurchases of, or tenders for, the Fund's Units.  The Fund, along with several other funds advised by UBS Hedge Fund Solutions LLC, is party to a secured revolving line of credit agreement, under which the Fund may borrow from time to time on a revolving basis at any time up to $12,000,000.
The section of the Prospectus entitled "Management of the Fund—Portfolio Managers" is amended and restated in its entirety as follows:
The Fund is managed by Bruce Amlicke (the "Portfolio Manager"), who is primarily responsible for the selection of the Fund's investments, the allocation of the Fund's assets among the Investment Managers and the general day-to-day management of the Fund.  Mr. Amlicke has served as a Portfolio Manager of the Fund since 2013.  He is the Chief Investment Officer and Head of the Adviser.  Mr. Amlicke is also Chairman of the Adviser's Investment Committee.  Before re-joining UBS in 2010, Mr. Amlicke was Chief Investment Officer of Blackstone Alternative Asset Management and Senior Managing Director of The Blackstone Group.  From 2003 to 2004, he was Chief Investment Officer of the O'Connor Multi-Manager Program, the predecessor of the Adviser.  Mr. Amlicke joined the O'Connor Multi-Manager team in 1998.  He began his career at O'Connor & Associates in 1986 with the foreign currency options group, trading and managing global derivative portfolios.  From 1995 to 1998, Mr. Amlicke pursued entrepreneurial interests and was actively involved in early-stage private equity investing in San Diego, California.  Mr. Amlicke received his bachelor's degree from the University of Michigan.
The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's investments in the Fund, if any.

A&Q ALTERNATIVE FIXED-INCOME STRATEGIES FUND LLC
STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT
DATED SEPTEMBER 22, 2016

The information set forth below supplements and supersedes any contrary information contained in the Fund's Statement of Additional Information dated August 1, 2016.  The Statement of Additional Information is available upon request and without charge by writing the Fund at c/o UBS Hedge Fund Solutions LLC, 600 Washington Boulevard, Stamford, Connecticut 06901, or by calling (888) 793-8637.
The portfolio manager table set forth in the section of the Statement of Additional Information entitled "Investment Advisory Services; Related Administration Services—Portfolio Management" is replaced by the table that follows:
The following table lists the number and types of other accounts advised by the Fund's Portfolio Manager and approximate assets under management in those accounts as of March 31, 2016.
Portfolio Manager	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed

Bruce Amlicke	6(1)	$1,269,200,000	61(2)	$15,240,300,000	15(3)	$19,527,600,000
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[1]	Of these accounts, 4 accounts with total assets of approximately $1,092,170,000 charge performance-based advisory fees.

[2]	Of these accounts, 38 accounts with total assets of approximately $11,326,440,000 charge performance-based advisory fees.

[3]	Of these accounts, 4 accounts with total assets of approximately $11,510,680,000 charge performance-based advisory fees.